POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Michele Teichner and Maya Gittens with full power to act, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for TD Asset Management USA Funds Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorney-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: December 6, 2011	/s/ Keving LeBlanc
Kevin LeBlanc

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Michele Teichner and Maya Gittens and each of them, with full power to act, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for TD Asset Management USA Funds Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorney-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date: December 6, 2011	/s/ Peter B.M. Eby
Peter B.M. Eby

Date: December 6, 2011	/s/ Donald J. Herrema
Donald J. Herrema

Date: December 6, 2011	/s/ James E. Kelly
James E. Kelly

Date: December 6, 2011	/s/ Barbara F. Palk
Barbara F. Palk

Date: December 6, 2011	/s/ Lawrence J. Toal
Lawrence J. Toal